PROSPECTUS SUPPLEMENT - Aug. 23, 2004*

AXP(R) High Yield Tax-Exempt Fund     (Jan. 29, 2004)       S-6430-99 Y (1/04)

AXP(R) Intermediate Tax-Exempt Fund   (Jan. 29, 2004)       S-6355-99 L (1/04)

AXP(R) Tax-Exempt Bond Fund           (Jan. 29, 2004)       S-6310-99 Y (1/04)

For  AXP  Intermediate   Tax-Exempt  Fund  and  AXP  Tax-Exempt  Bond  Fund  the
information in the "Investment Manager" section regarding who manages the Fund's portfolio is being replaced with:

The Fund's portfolio is managed by the municipal sector team, which is led by:

David Kerwin, Portfolio Manager, CFA

o Leader of the municipal sector team.

o Joined AEFC in 1985 as a municipal bond trader.

o Began investment career in 1985.

o BS, University of Minnesota.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

The rest of the section remains the same.

For AXP High Yield Tax-Exempt Fund

The Fund's assets are invested in Tax-Free High Yield Portfolio (the Portfolio), which is managed by AEFC.

The Fund's portfolio is managed by the municipal sector team, which is led by:

David Kerwin, Portfolio Manager, CFA

o Leader of the municipal sector team.

o Joined AEFC in 1985 as a municipal bond trader.

o Began investment career in 1985.

o BS, University of Minnesota.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

The rest of the section remains the same.

S-6430-21 A (8/04)


* Valid until next prospectus update

Destroy Jan. 29, 2005